                                                                EXHIBIT NO. 10.2

                              SEVENTH AMENDMENT TO
                              AMENDED AND RESTATED
                           GOLD CONSIGNMENT AGREEMENT
                           DATED AS OF MARCH 30, 2001

         THIS SEVENTH AMENDMENT is made as of the 22nd day of November, 2004, among SOVEREIGN BANK (formerly known as Rhode Island Hospital Trust National
Bank), a Federal Savings Bank with an office at 15 Westminster Street,
Providence, Rhode Island 02903, as agent ("Agent") and as a bank ("Sovereign"
and together with the other lending institutions from time to time collectively, the "Institutions"), SOVEREIGN PRECIOUS METALS, LLC, a Pennsylvania limited liability company ("LLC"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay") and EFINLAY, INC. a Delaware corporation ("eFinlay").

                                WITNESSETH THAT:
                                ----------------

         WHEREAS, Sovereign, Finlay and eFinlay are parties to a certain Amended and Restated Gold Consignment Agreement dated as of March 30, 2001, as amended by a First Amendment to Amended and Restated Gold Consignment Agreement dated as of December 31, 2001, as further amended by a Second Amendment to Amended and
Restated Gold Consignment Agreement dated as of September 30, 2002 as further amended by a Third Amendment to Amended and Restated Gold Consignment Agreement
dated as of April 4, 2003, as further amended by a Fourth Amendment to Amended and Restated Gold Consignment Agreement dated as of July 6, 2003, as further amended by a Fifth Amendment to Amended and Restated Gold Consignment Agreement
dated as of May 27, 2004 and as further amended by a Sixth Amendment to Amended and Restated Gold Consignment Agreement dated August 20, 2004 (as amended, the
"Consignment Agreement"), relating to the consignment by the Institutions to
Finlay;

         WHEREAS, the parties desire to further amend and modify the Consignment
Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.   Section 8.2.4 of the Consignment Agreement is hereby amended by deleting Section 8.2.4(C) (3) in its entirety and replacing it with the following:

                           "(3) Finlay may declare or pay dividends to the
              Parent commencing on the date hereof until September 30, 2005 in an aggregate amount not to exceed $12,600,000 in order to enable the Parent to repurchase up to $12,600,000 of its own common stock in either open market transactions or privately negotiated transactions (which may be with affiliates of the
              Parent and Consignees) so long as, at the time of the
              consummation of any such transaction, no Default or Event of
              Default has occurred and is continuing, the purchase price for any such common stock does not exceed fair market value
              thereof as of the date of

              purchase, and such transaction otherwise complies with the requirements of the Agreement (as modified through the date hereof);"

         2.   Finlay and eFinlay each hereby grant and reconfirm the security interest granted to Agent pursuant to the Security Agreement.

         3.   The effectiveness of the transactions described herein shall be subject to delivery to LLC of this Seventh Amendment.

         4.   Each of Finlay and eFinlay and the Agent hereby agree that, except as expressly provided herein, the terms and provisions of the Consignment
Agreement remain unchanged and the Consignment Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the
Consignment Agreement and all references to the Consignment Agreement in any other documents or agreements among any of the parties hereto which relate to either Finlay or eFinlay shall refer, from and after the date hereof, to the
Consignment Agreement as amended and supplemented by this Seventh Amendment.

         5.   Each of Finlay and eFinlay hereby ratifies and reaffirms that (i)
the representations and warranties contained in the Consignment Agreement, as amended by the terms hereof, are true and correct as of the date hereof, except that references to financial statements shall refer to the latest financial statements furnished pursuant to the Consignment Agreement and (ii) no Event of
Default (as defined in the Consignment Agreement) nor any event which with notice or the lapse of time, or both, would constitute an Event of Default exists as of the date hereof.

                  [Remainder of page intentionally left blank]

                                      -2-

         IN WITNESS WHEREOF, each of the parties hereto has caused this Seventh
Amendment to be executed in several counterparts, each of which shall be deemed to be an original as of the day and year first above written.

                                   SOVEREIGN BANK, as Agent and a Lender

                                   By:  /s/ Janice Stinchfield
                                        ---------------------------------------
                                   Title:  Vice President

                                   SOVEREIGN PRECIOUS METALS, LLC, as
                                   Agent and a Lender

                                   By:  /s/ Janice Stinchfield
                                   Title:  Vice President

                                   COMMERZBANK INTERNATIONAL S.A.

                                   By:  /s/ M. Jahns            /s/  E. Geister
                                        ----------------------------------------
                                   Title:  Vice President       Vice President

                                   FINLAY FINE JEWELRY CORPORATION

                                   By:  /s/ Bruce E. Zurlnick
                                        ----------------------------------------
                                   Title:  Senior Vice President, Treasurer and
                                           Chief Financial Officer

                                   EFINLAY, INC.

                                   By:  /s/ Bruce E. Zurlnick
                                        ----------------------------------------
                                   Title:  Senior Vice President, Treasurer and
                                           Chief Financial Officer

       [Signature page to Seventh Amendment to Gold Consignment Agreement]